Exhibit 10.1

COMPRAVENTA DE PARTICIPACIONES SOCIALES DE LA SOCIEDAD “BIOTECHNOLOGY DEVELOPMENTS FOR INDUSTRY, S.L.”.

NÚMERO TRES MIL CUATROCIENTOS CATORCE.---------------

En Madrid, a veintiséis de julio de dos mil veintiuno.-----

ANTE MÍ, IGNACIO MARTINEZ-GIL VICH, Notario de Madrid,

--------------------------- COMPARECEN: ------------------------------

-----------------------------De una parte: -------------------------------

DON PABLO GUTIERREZ GÓMEZ, mayor de edad, de nacionalidad española, ingeniero químico, con domicilio a estos efectos en 37005 Salamanca, calle Velázquez número 4, 5º A. Con D.N.I. y N.I.F. número 70.868.817-K, vigente, que me exhibe.

DON ADRIAN PEREZ-CISTUE ARAUJO, mayor de edad, de nacionalidad española, con domicilio a estos efectos en 28034 Madrid, la calle Plaza Tubilla número 8, 1B. Con D.N.I. y N.I.F. número 51.490.865-Y, vigente que me exhibe.--

DON JOSE PELLICER ESPAÑA, mayor de edad, de nacionalidad española, empleado, con domicilio a estos efectos en Calle Santiago Bernabéu, número 16, 6º Izquierda, 28036 Madrid, provisto de D.N.I y N.I.F. número 677.191-W, vigente que me exhibe.------------------------------------------------------------------------

DON ADRIÁN MACHO CURIEL, mayor de edad, de nacionalidad española, soltero, analista de inversiones, con domicilio a estos efectos en Zuatzu Kalea, número 7, Edificio Urola, Local nº1, Planta Baja, 20018 San Sebastián (Guipúzcoa). Con D.N.I. y N.I.F. número 05.940.065-Q, vigente que me exhibe.--------------------------------

DON RICARDO ARJONA ANTOLÍN, mayor de edad, (nacido el 19 de mayo de 1.967) de nacionalidad española, empresario, casado en régimen de separación de bienes de conformidad con lo establecido en el artículo 1334 del Codigo Civil, vecino de 41005 Sevilla, con domicilio en la calle Villegas y Marmolejo número 7, 6º A, con D.N.I. y N.I.F. número 28.885.881-C.--------------------------------------------------------------

Y DON PETER KHAYAT, mayor de edad, de nacionalidad libanesa, soltero, consultor financiero, con domicilio en Zuatzu Kalea, número 7, Edificio Urola, Local nº1, Planta Baja, 20018 San Sebastián (Guipúzcoa). Provisto de Tarjeta de Residencia y N.I.E. número Y5629675W, vigente que me exhibe.----------------------------------

Y de otra parte: DON EMILIO PRIETO BEDOYA, mayor de edad, de nacionalidad española, soltero, con domicilio a estos efectos en el Paseo de la Castellana número 259 Cm 28046 Madrid. Con D.N.I. y N.i.F. número 72.034.312-Z, vigente que me exhibe.

----------------------- INTERVIENEN:------------------------------------

1.- Don Pablo Gutierrez Gómez, en nombre y representación como apoderado de: ---------------------------------------------------------------------------------

a).- Los cónyuges DON LUIS HILARIO GUERRA TRUEBA, empleado de banca y DOÑA PATRICIA CAROLINA CANTALAPIEDRA PUENTES, autónoma, ambos mayores de edad, casados bajo el régimen de gananciales, vecinos de Valladolid, con domicilio a estos efectos en la calle Alemania número 2, 3º dcha., con D.N.I. y N.I.F. números 12.397.729-Q y 12.373.756 D, respectivamente, vigentes.-------------------------

Su legitimación para este acto resulta, del poder especial a su favor conferido por medio de la escritura otorgada el día 24 de junio de 2021, ante el Notario de Valladolid, Don Javier Gómez Martínez, con el número 3.807 de su protocolo.

En relación con esta escritura de apoderamiento, yo, el Notario, hago constar:

1º.- Que me ha sido exhibida copia autorizada electronica de la escritura reseñada.---------------------------------------------------------------------------------

2º.- Que el apoderado manifiesta, bajo su responsabilidad, que el apoderamiento no ha sido revocado, suspendido o limitado, que no ha variado la capacidad de la poderdante.---------------------------------------------------------------------------------

3º.- Yo, el Notario, hago constar que a mi juicio, las facultades representativas acreditadas son suficientes para la autorización de la presente acta.

Yo, el Notario, hago constar expresamente que he cumplido con la obligación de identificación del titular real que impone la Ley 10/2010, de 28 de abril. A tales efectos, el citado representante manifiesta que sus representados son los únicos titulares reales de todas las declaraciones, actos, contratos y negocios jurídicos que contiene el presente instrumento público.------------------------------------------------------

b).- DON JORGE HERNÁNDEZ ESTEBAN, mayor de edad, de nacionalidad española, soltero, ingeniero de telecomunicaciones, con domicilio en Calle Secundino Zuazo, número 17, 8ºA, 28055 Madrid, provisto de D.N.I. 2.640.923-V, en vigor.

Su legitimación para este acto resulta del poder otorgado en virtud de escritura pública de fecha 23 de junio de 2021, ante el Notario de Madrid, Don José Luis Martínez-Gil Vich, con el número 2.136 de su protocolo.--------------------

En relación con esta escritura de apoderamiento, yo, el Notario, hago constar:

1º.- Que me ha sido exhibida copia autorizada electronica de la escritura reseñada.---------------------------------------------------------------------------------

2º.- Que el apoderado manifiesta, bajo su responsabilidad, que el apoderamiento no ha sido revocado, suspendido o limitado, que no ha variado la capacidad de la poderdante.---------------------------------------------------------------------------------

3º.- Yo, el Notario, hago constar que a mi juicio, las facultades representativas acreditadas son suficientes para el otorgamiento de la presente escritura.

Yo, el Notario, hago constar expresamente que he cumplido con la obligación de identificación del titular real que impone la Ley 10/2010, de 28 de abril. A tales efectos, el citado representante manifiesta que su representado es el único titular real de todas las declaraciones, actos, contratos y negocios jurídicos que contiene el presente instrumento público.-----------------------------------------------------------------------

c).- Los cónyuges: DON YAHIA EL-AMRANI BENTAHAR, ingeniero de telecomunicaciones y DOÑA MUNA AOUFI DAOUD, médico, ambos mayores de edad, de nacionalidad española, casado en régimen legal marroquí, ingeniero de telecomunicaciones, con domicilio en Calle Secundino Zuazo, número 17, 8ºA, 28055 Madrid. Con D.N.I. y N.I.F. números 72.006.419-C y 54.348.284-C, respectivamente, vigentes.

Su legitimación para este acto resulta del poder otorgado en virtud de escritura pública de fecha 2 de julio de 2021, ante el Notario de Madrid, Don José Luis Martínez-Gil Vich, con el número 2.246 de su protocolo.-------------------------

En relación con esta escritura de apoderamiento, yo, el Notario, hago constar:

1º.- Que me ha sido exhibida copia autorizada electrónica de la escritura reseñada.---------------------------------------------------------------------------------

2º.- Que el apoderado manifiesta, bajo su responsabilidad, que el apoderamiento no ha sido revocado, suspendido o limitado, que no ha variado la capacidad de la poderdante.---------------------------------------------------------------------------------

3º.- Yo, el Notario, hago constar que a mi juicio, las facultades representativas acreditadas son suficientes para el otorgamiento de la presente escritura.

Yo, el Notario, hago constar expresamente que he cumplido con la obligación de identificación del titular real que impone la Ley 10/2010, de 28 de abril. A tales efectos, el citado representante manifiesta que sus representados son los únicos titulares reales de todas las declaraciones, actos, contratos y negocios jurídicos que contiene el presente instrumento público.------------------------------------------------------

2.- Don Adrian Perez-Cistue Araujo en nombre y representación como apoderado de: ---------------------------------------------------------------------------------

a).- DON EMILIO GUTIÉRREZ GÓMEZ, mayor de edad, de nacionalidad española, casado en régimen de separación de bienes ingeniero técnico informático, vecino de Valladolid, con domicilio a estos efectos en la calle Santiago Alba número 3, 2º D. Con D.N.I. y N.I.F. número 70.882.858-D.-----------------------------------------

Su legitimación para este acto resulta del poder especial a su favor conferido por medio de la escritura otorgada el día 21 de julio de 2.021, ante el Notario de Valladolid, Don Javier Gómez Martínez, con el número 4.301 de orden de protocolo.

En relación con esta escritura de apoderamiento, yo, el Notario, hago constar:

1º.-Que me ha sido exhibida copia autorizada electrónica de la escritura reseñada.---------------------------------------------------------------------------------

2º.- Que el apoderado manifiesta, bajo su responsabilidad, que el apoderamiento no ha sido revocado, suspendido o limitado, que no ha variado la capacidad de la poderdante.---------------------------------------------------------------------------------

3º.- Yo, el Notario, hago constar que a mi juicio, las facultades representativas acreditadas son suficientes para el otorgamiento de la presente escritura.

Yo, el Notario, hago constar expresamente que he cumplido con la obligación de identificación del titular real que impone la Ley 10/2010, de 28 de abril. A tales efectos, el citado representante manifiesta que su representado es el único titular real de todas las declaraciones, actos, contratos y negocios jurídicos que contiene el presente instrumento público.-----------------------------------------------------------------------

b).- De la compañía de nacionalidad española denominada “CREUX ANÁLISIS ESTRATÉGICOS, S.L.”, con C.I.F. número B-37509817, domiciliada en Salamanca, calle Velázquez 4, 5º A, constituida por tiempo indefinido en virtud de escritura autorizada por el Notario de Madrid, Don Manuel de Cueto García, el día 29 de agosto de 2011, con el número 1835 de orden de protocolo, e inscrita en el Registro Mercantil de Salamanca en el tomo 420, folio 191, hoja número SA-13991, inscripción 1ª.---

La actividad principal de la sociedad, según manifiesta su compareciente, es la prestación de servicios, actividades de gestión y administración, servicios educativos, sanitarios de ocio y entretenimiento, informática, telecomunicaciones y ofimática, energías alternativas, investigación, desarrollo e innovación, actividades científicas y técnicas.

Su legitimación para este acto resulta del poder especial a su favor conferido por el administrador Único de la sociedad Don Emilio Gutierrez Gomez, por medio de la escritura otorgada el día 21 de julio de 2.021, ante el Notario de Valladolid, Don Javier Gómez Martínez, con el número 4.300 de orden de protocolo.-----------

1º.- Que me ha sido exhibida copia autorizada electrónica de la escritura reseñada.---------------------------------------------------------------------------------

2º.- Que el apoderado manifiesta, bajo su responsabilidad, que el apoderamiento no ha sido revocado, suspendido o limitado, que no ha variado la capacidad de la poderdante.---------------------------------------------------------------------------------

3º.- Yo, el Notario, hago constar que a mi juicio, las facultades representativas acreditadas son suficientes para el otorgamiento de la presente escritura.

Yo, el Notario, hago contar que he cumplido con la obligación de identificar al titular real (persona con un porcentaje superior al veinticinco por ciento del capital social), por medio del acta de manifestaciones autorizada el día 9 de abril de 2.012, ante el Notario de Madrid don Pedro Contreras Ranera, con el número 397 de orden de protocolo, y manifiesta que todo lo indicado en la misma no ha sufrido variación. Consulta la base de datos de titularidad real, compruebo que el titular real coincide con lo manifestado en dicha acta.---------------------------------------------------------------------------------

3.- Don Ricardo Arjona Antolín, en sus propios nombre y derecho.

4.- Don Jose Pellicer España en nombre y representación de la sociedad “FLOEMA BIOTEC, S.L.”, con C.I.F. número B-86643749, domiciliada en Madrid, calle Padilla 40, 4º Centro, constituida por tiempo indefinido en virtud de escritura autorizada por el Notario de Madrid, Don Ángel Benítez-Donoso Cuesta, el día 24 de enero de 2013, con el número 56 de orden de protocolo, e inscrita en el Registro Mercantil de Madrid en el tomo 30887, folio 1, sección 8ª, hoja número M-555914, inscripción 1ª.-----

La actividad principal de la sociedad, según manifiesta su representante, es la prestación de servicios, actividades de gestión y administración; servicios educativos, sanitarios, de ocio y de administración; informática, telecomunicaciones y ofimática; energías alternativas; investigación, desarrollo e innovación; y de las actividades científicas y técnicas. ------------------------------------------------------------------

Su legitimación para este acto resulta de la escritura pública de fecha 22 de junio de 2021 autorizada ante el Notario de Madrid D. Eduardo Hijas Cid, bajo el número 648 de su protocolo.--------------------------------------------------------------------

1º.- Que me ha sido exhibida la copia autorizada de la escritura reseñada.

2º.- Que el apoderado manifiesta, bajo su responsabilidad, que el apoderamiento no ha sido revocado, suspendido o limitado, que no ha variado la capacidad del poderdante.---------------------------------------------------------------------------------

3º.- Yo, el Notario, hago contar que a mi juicio, las facultades representativas acreditadas son suficientes para el otorgamiento de la presente escritura.

Yo, el Notario, hago contar que he cumplido con la obligación de identificar al titular real (persona con un porcentaje superior al veinticinco por ciento del capital social), por medio del acta de manifestaciones autorizada por el Notario de Madrid Don Eduardo Hijas Cid, el día 22 de junio de 2.021, con el número 647 de orden de protocolo, y manifiesta que todo lo indicado en la misma no ha sufrido variación. Consulta la base de datos de titularidad real, compruebo que el titular real coincide con lo manifestado en dicha acta.---------------------------------------------------------------------------------

5- Don Adrián Macho Curiel, en nombre y representación como apoderado, de la compañía de nacionalidad española denominada “INVEREADY BIOTECH III, S.C.R., S.A.”, con C.I.F. número A-88139399, con domicilio en Zuatzu Kalea, número 7, Edificio Urola, Local nº1, Planta Baja, 20018 San Sebastián (Guipúzcoa), constituida con una duración de diez años por medio de la escritura otorgada el día 8 de junio de 2.018, ante el Notario de Barcelona Don Jaime Agustin Justribo, con el número 2.253 de orden de protocolo; inscrita en el Registro Mercantil de San Sebastián, en el tomo 2.961, folio 169, sección 8ª, hoja número SS-43.025, inscripción 1ª y en el Registro Especial de Sociedades de Capital Riesgo en la Comisión Nacional del Mercado de Valores.

El objeto social de la sociedad, según manifiesta su representante es el propio de una sociedad de capital riesgo.-----------------------------------------------

Su legitimación para este acto resulta del poder a su favor conferido por acuerdo adoptado por el Consejo de Administración de la sociedad en su reunión celebrada el día 17 de julio de 2.021, elevado a público por medio de la escritura otorgada el día 22 de julio de 2.021, ante el Notario de Barcelona Don Jaime Agustín Justribó, con el número 1.548 de orden de protocolo.----------------------------------------------------

En relación con esta escritura de apoderamiento, yo, el Notario, hago constar:

1º.-Que me ha sido exhibida la copia autorizada de la escritura reseñada.

2º.- Que el apoderado manifiesta, bajo su responsabilidad, que el apoderamiento no ha sido revocado, suspendido o limitado, que no ha variado la capacidad de la poderdante.---------------------------------------------------------------------------------

3º.- Yo, el Notario, hago constar que a mi juicio, las facultades representativas acreditadas son suficientes para el otorgamiento de la presente escritura.

Yo, el Notario hago constar que he cumplido con la obligación de identificar al titular real (persona con un porcentaje superior al veinticinco por ciento del capital social), por medio de un acta de manifestaciones autorizada el día 8 de junio de 2.018, ante el Notario de Barcelona Don Jaime Agustín Justribó, con el número 1.254 de orden de protocolo, manifestando su representante no haberse modificado el contenido de la misma. Consultada la base de datos de titularidad real, compruebo que el titular real coincide con lo manifestado en dicha acta.-------------------------------------------

6.- Don Peter Khayat,  en nombre y representación como apoderada, de la compañía de nacionalidad española denominada “INVEREADY BIOTECH III PARALLEL, S.C.R., S.A.”, A-88264130, con domicilio en Zuatzu Kalea, número 7, Edificio Urola, Local nº1, Planta Baja, 20018 San Sebastián (Guipúzcoa), constituida con una duración de diez años por medio de la escritura otorgada el día 12 de noviembre de 2.018, ante el Notario de Barcelona Don Jaime Agustin Justribó, con el número 2.427 de orden de protocolo; inscrita en el Registro Mercantil de San Sebastián, en el tomo 2.963, folio 1, sección 8ª, hoja número Ss-43-031, inscripción 1ª.-----------------------------------------------

El objeto social de la sociedad, según manifiesta su representante es el propio de una sociedad de capital riesgo.-----------------------------------------------

Su legitimación para este acto resulta del poder a su favor conferido por el Consejo de Administración de la sociedad en su reunión celebrada el día 17 de julio de 2.021, elevado a público por medio de la escritura otorgada el día 22 de julio de 2.021, ante el Notario de Barcelona Don Jaime Agustín Justribó, con el número 1.549 de orden de protocolo.--------------------------------------------------------------------

En relación con esta escritura de apoderamiento, yo, el Notario, hago constar:

1º.-Que me ha sido exhibida la copia autorizada de la escritura reseñada.

2º.- Que el apoderado manifiesta, bajo su responsabilidad, que el apoderamiento no ha sido revocado, suspendido o limitado, que no ha variado la capacidad de la poderdante.---------------------------------------------------------------------------------

3º.- Yo, el Notario, hago constar que a mi juicio, las facultades representativas acreditadas son suficientes para el otorgamiento de la presente escritura.

Yo, el Notario hago constar que he cumplido con la obligación de identificar al titular real (persona con un porcentaje superior al veinticinco por ciento del capital social), por medio de un acta de manifestaciones autorizada el día 12 de noviembre de 2.018, por el Notario de Barcelona Don Jaime Agustín Justribó, con el número 2.428 de orden de protocolo, manifestando su representante no haberse modificado el contenido de la misma. Consultada la base de datos de titularidad real, compruebo que el titular real coincide con lo manifestado en dicha acta.-------------------------------------------

7.- Don Emilio Prieto Bedoya, en nombre y representación, como apoderado de la sociedad “DYADIC INTERNATIONAL (USA), INC”, con número de identificación (EIN) 65-0645993, domiciliada en 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477, USA, debidamente constituida de conformidad con las leyes del Estado de Florida y provista de C.I.F. español número N4008645F.-------------------------------

La actividad principal de la sociedad, según manifiesta su representante, es el desarrollo de actividades de biotecnología.--------------------------

Su legitimación para este acto resulta del poder especial a su favor conferido por Don Mark Emalfarb, como representante de la sociedad, el día 6 de julio de 2021, ante el Notario de la ciudad de Florida, estados Unidos, Don Palm Beach County, Florida, Don Heidi Zosiak, cuya copia debidamente apostillada tengo a la vista. --

En relación con este apoderamiento, yo, el Notario hago constar:

1º.- Que me ha exhibido el referido poder, que se encuentra redactado en idioma inglés, idioma que en lo pertinente conozco.------------------------

2º.- Que el apoderado manifiesta, bajo su responsabilidad, que el apoderamiento no ha sido revocado, suspendido o limitado, que no ha variado la capacidad del poderdante.

2º.- Yo, el Notario, hago contar que a mi juicio, las facultades representativas acreditadas son suficientes para la autorización de la presente acta.

Yo, el Notario hago constar que he cumplido con la obligación de identificar al titular real (persona con un porcentaje superior al veinticinco por ciento del capital social), por medio de un acta de manifestaciones autorizada el día 30 de junio de 2.017, ante el Notario de Madrid Don Ignacio Martínez-Gil Vich, con el número 986 de orden de protocolo, manifestando su representante no haberse modificado el contenido de la misma. Consultada la base de datos de titularidad real, compruebo que el titular real coincide con lo manifestado en dicha acta.-------------------------------------------

Tienen, a mi juicio, los comparecientes, según intervienen, la capacidad legal suficiente para formalizar la presente escritura de COMPRAVENTA DE PARTICIPACIONES y, al efecto,---------------------------------------

-------------------------------- EXPONEN: -------------------------------

I.- Que la sociedad “DYADIC INTERNATIONAL (USA), INC”, es titular en pleno dominio y por el título que se dirá de diez millones setecientas siete mil setecientas cincuenta (10.707.750) participaciones, números 49.985.001 al 60.692.750, ambos inclusive de un (0,01) céntimos de valor nominal cada una de la sociedad “BIOTECHNOLOGY DEVELOPMENTS FOR INDUSTRY, S.L.”, con CIF número B-47729934; domiciliada en Valladolid, avenida de Francisco Vallés número 8; constituida por tiempo indefinido, mediante la escritura autorizada el día 22 de septiembre de 2.014, por el Notario de Madrid Don Jorge Prades López, con el número 789 de orden de protocolo, inscrita en el Registro mercantil de Valladolid al tomo 1.477, folio 91, hoja número VA-27.242.

Su objeto social es el propio de una sociedad holding.---

TITULO.- Le pertenecen las referidas participaciones sociales por Escritura de Ampliación de Capital de fecha 30 de junio de 2017, otorgada ante el Notario de Madrid, D. Jose Luis Martinez Gil Vich, bajo el número de protocolo 1.814.

La presente transmisión ha sido autorizada por la Junta General Extraordinaria y Universal de Socios celebrada en fecha 26 de julio de 2021, según resulta de la certificación que me exhibe, expedida el día 26 de julio de 2021, por el Secretario no Consejero del Consejo de Administración de la sociedad, D. Borja Díaz-Guerra Heredero, con el visto bueno de su Presidente, D. Ricardo Arjona Antolín.---------------

CARGAS.- Manifiesta el representante de la sociedad “DYADIC INTERNATIONAL (USA), INC”, que las referidas participaciones de su titularidad están libres de cargas y gravámenes.-----------------------------------------------------------------

II. Que los comparecientes, en la presente fecha han otorgado ante mí un acta de depósito notarial bajo el número de protocolo         en virtud de la cual me han requerido para que libere el precio correspondiente a la presente compraventa con carácter inmediatamente posterior a su otorgamiento.----------------------

III.- Que los comparecientes, según intervienen, tienen convenida la compraventa de las referidas participaciones, que se llevan a efecto por esta escritura, con arreglo a las siguientes,-------------------------------------------------------------------

--------------------------- ESTIPULACIONES:--------------------------

PRIMERA.- La sociedad “DYADIC INTERNATIONAL (USA), INC”, por medio de su representante en este acto, VENDE Y TRANSMITE a CREUX ANÁLISIS ESTRATÉGICOS, S.L., DON EMILIO GUTIÉRREZ GÓMEZ, DON RICARDO ARJONA ANTOLÍN, DON LUIS HILARIO GUERRA TRUEBA, FLOEMA BIOTEC, S.L., DON JORGE HERNÁNDEZ ESTEBAN, DON YAHIA EL-AMRANI, INVEREADY BIOTECH III, S.C.R., S.A. y INVEREADY BIOTECH III PARALLEL, S.C.R., S.A., que COMPRAN Y ADQUIEREN, (10.707.750) participaciones, números 49.985.001 al 60.692.750, ambos inclusive de un (0,01) céntimos de valor nominal cada una de la sociedad “BIOTECHNOLOGY DEVELOPMENTS FOR INDUSTRY, S.L.”, totalmente desembolsadas, con cuanto a las mismas sea accesorio e inherente, y libres de toda carga, gravamen, trabas, embargos y pignoraciones conforme a continuación se indica:---------------------------------------------------------------------

DON YAHIA EL-AMRANI, ADQUIERE 171.908 participaciones sociales, numeradas de la 49.985.001 a 50.156.908, ambas inclusive, titularidad de Dyadic International (USA), Inc., por un precio total de    VEINTE MIL EUROS (20.000,00 Euros).

DON JORGE HERNÁNDEZ ESTEBAN, ADQUIERE 362.726 participaciones sociales, numeradas de la 50.156.909 a la 50.519.634, ambas inclusive, titularidad de Dyadic International (USA), Inc., por un precio total de CUARENTA Y DOS MIL DOSCIENTOS EUROS (42.200 €).--------------------------------------------------------

La sociedad FLOEMA BIOTEC, S.L., ADQUIERE 156.436 participaciones sociales, numeradas de la 50.519.635 a la 50.676.070, ambas inclusive, titularidad de Dyadic International (USA), Inc., por un precio total de DIECIOCHO MIL DOSCIENTOS EUROS (18.200,00 €).--------------------------------------------------------------

DON LUIS HILARIO GUERRA TRUEBA, ADQUIERE 171.908 participaciones sociales, numeradas de la 50.676.071 a la 50.047.978, ambas inclusive, titularidad de Dyadic International (USA), Inc., por un precio total VEINTE MIL EUROS (20.000,00 €).---------------------------------------------------------------------------------

DON EMILIO GUTIÉRREZ GÓMEZ, ADQUIERE 61.887 participaciones sociales, numeradas de la 50.847.979 a la 50.909.865, ambas inclusive, titularidad de Dyadic International (USA), Inc., por un precio total de SIETE MIL DOSCIENTOS EUROS (7.200,00 €).----------------------------------------------------------------

DON RICARDO ARJONA ANTOLÍN, ADQUIERE 362.726 participaciones sociales, numeradas de la 50.909.866 a la 51.272.591, ambas inclusive, titularidad de Dyadic International (USA), Inc., por un precio total de CUARENTA Y DOS MIL DOSCIENTOS EUROS (42.200,00 €).---------------------------------------------------

La sociedad CREUX ANÁLISIS ESTRATÉGICOS, S.L., ADQUIERE 362.726 participaciones sociales, numeradas de la 51.272.592 a la 51.635.317, ambas inclusive, titularidad de Dyadic International (USA), Inc., por un precio total de CUARENTA Y DOS MIL DOSCIENTOS EUROS (42.200,00 €).-------------------------

INVEREADY BIOTECH III, S.C.R., S.A., ADQUIERE 7.547.861 participaciones sociales, numeradas de la 51.635.318 a la 59.183.178, ambas inclusive, titularidad de Dyadic International (USA), Inc., por un precio total de OCHOCIENTOS SETENTA Y OCHO MIL CIENTO VEINTISIETE EUROS CON NOVENTA Y NUEVE CENTIMOS (878.127,99 €).------------------------------------------------------------------------------

INVEREADY BIOTECH III PARALLEL, S.C.R., S.A. ADQUIERE 1.509.572 participaciones sociales, numeradas de la 59.183.179 a la 60.692.750, ambas inclusive, titularidad de Dyadic International (USA), Inc., por un precio total de CIENTO SETENTA Y CINCO MIL SEISCIENTOS VEINTICINCO EUROS CON SESENTA CÉNTIMOS (175.625,57 €).------------------------------------------------------------

SEGUNDA.- El precio de la compraventa es en conjunto de UN MILLON DOSCIENTOS CUARENTA Y CINCO MIL SETECIENTOS CINCUENTA Y TRES MIL EUROS CON CINCUENTA Y SEIS CENTIMOS (1.245.753,56 €).

TERCERA.- Yo, el Notario, una vez otorgada la presente Escritura realizaré el pago del precio total de la compraventa a la parte vendedora mediante transferencia bancaria a la cuenta número SWIFT SNTRUS3AXXX número 1000090561274, titularidad de la parte vendedora, todo ello en los términos y condiciones previstos en el acta de depósito notarial otorgada en la presente fecha por mí bajo el número de protocolo         en virtud de la cual acepté el requerimiento de las partes compradoras y la parte vendedora de liberar los fondos correspondientes a la presente compraventa de participaciones.

Una vez realizada la transferencia, dejaré incorporada a la presente escritura copia de dicha transferencia.---------------------------------------------------

CUARTA.- En este acto queda diligenciado un impreso modelo D-1B, correspondiente a la declaración de la liquidación de la inversión extranjera realizada por la sociedad “DYADIC INTERNATIONAL (USA), INC”, dejando unido a esta matriz dicho impreso debidamente cumplimentado y presentado en el registro correspondiente.

QUINTA.- Los gastos que se deriven de esta escritura serán a cargo del comprador.---------------------------------------------------------------------------------

SEXTA.- Manifiestan los comparecientes que comunicarán la presente transmisión al órgano de administración de la sociedad, con el fin de quedar esta anotada en el Libro Registro de Socios, tal como prevé la Ley de Sociedades de Capital.

SÉPTIMA.- La transmisión que se realiza por medio de esta escritura está exenta del pago del Impuesto de Transmisiones Patrimoniales y actos Jurídicos Documentados (Art.314 RDL 4/2015 de 23 de octubre de 2.015, por el que se aprueba el Texto Refundido de la Ley del Mercado de Valores).-------------------------------------

PROTECCIÓN DE DATOS DE CARÁCTER PERSONAL:--

De conformidad con lo previsto en el Reglamento General de Protección de Datos europeo, se informa de que los datos personales de los intervinientes serán tratados por el Notario autorizante, cuyos datos de contacto figuran en el presente documento. Los datos serán tratados con la finalidad de realizar las funciones propias de la actividad notarial y para la facturación y gestión de clientes, para lo cual se conservarán durante los plazos previstos en la normativa aplicable y, en cualquier caso, mientras se mantenga la relación con los interesados. ------------------------------------------------------

La base del tratamiento es el desempeño de las funciones públicas notariales, lo que obliga a que los datos sean facilitados al Notario e impediría su intervención en caso contrario. Se realizarán las comunicaciones previstas en la Ley a las Administraciones Públicas y, en su caso, al Notario que suceda al actual en la plaza.

Los intervinientes tienen derecho a solicitar el acceso a sus datos personales, su rectificación, su supresión, su portabilidad y la limitación de su tratamiento, así como oponerse a este. Frente a cualquier eventual vulneración de derechos, puede presentarse una reclamación ante la Agencia Española de Protección de Datos. Si se facilitan datos de personas distintas de los intervinientes, estos deberán haberles informado previamente de todo lo previsto en el artículo 14 del RGPD.-------------------------

Así lo dicen y otorgan los comparecientes, a quienes hago las reservas y advertencias legales, en especial y a efectos fiscales advierto de las obligaciones y responsabilidades tributarias que incumben a las partes en su aspecto material, formal y sancionador, y de las consecuencias de toda índole que se derivarían de la inexactitud de sus declaraciones.---------------------------------------------------------------------------------

Doy cumplimiento al requisito de la lectura en la forma prevenida por el artículo 193 del Reglamento Notarial; tras la lectura, doy fe de que los comparecientes manifiestan haber quedado informados del contenido del instrumento público y prestar su libre consentimiento a este contenido, firmando conmigo Notario.---

Yo, Notario, DOY FE:----------------------------------------------

a) De haber identificado a los comparecientes por medio de sus documentos de identidad, reseñados en la comparecencia, que me han sido exhibidos.

b) De que los comparecientes, a mi juicio, tienen capacidad y están legitimados para el presente otorgamiento.------------------------------------------------

c) De que el consentimiento de los otorgantes ha sido libremente prestado.

d) De que el otorgamiento se adecua a la legalidad y a la voluntad libre y debidamente informada de los comparecientes.-------------------------------------

e) De que el presente instrumento público queda extendido en trece folios de papel de uso exclusivo para documentos notariales, serie GA, números el presente y los doce anteriores en orden correlativo, que signo, firmo y rubrico, de cuya adecuación y completo contenido doy fe.-

SALE AND PURCHASE OF SHARES OF THE COMPANY "BIOTECHNOLOGY DEVELOPMENTS FOR INDUSTRY, S.L.".--------------------------

NUMBER THREE THOUSAND FOUR HUNDRED AND FOURTEEN.

In Madrid, on the twenty-sixth day of July of the year two thousand and twenty-one.---------------------------------------------------------------------------------

BEFORE ME, IGNACIO MARTINEZ-GIL VICH, Notary Public of Madrid,

--------------------------- APPEAR: -------------------------------

-----------------------------From one party: ---------------------

DON PABLO GUTIERREZ GÓMEZ, of legal age, of Spanish nationality, chemical engineer, with address for these purposes at 37005 Salamanca, calle Velázquez number 4, 5º A. With D.N.I. and N.I.F. number 70.868.817-K, in force, which he exhibits to me.

Mr. ADRIAN PEREZ-CISTUE ARAUJO, of legal age, of Spanish nationality, with address for these purposes in 28034 Madrid, at Calle Plaza Tubilla number 8, 1B. With D.N.I. and N.I.F. number 51.490.865-Y, in force and exhibited to me.

Mr. JOSE PELLICER ESPAÑA, of legal age, of Spanish nationality, employee, with address for these purposes at Calle Santiago Bernabéu, number 16, 6º Izquierda, 28036 Madrid, with D.N.I. and N.I.F. number 677.191-W, in force, which he exhibits to me.

Mr. ADRIÁN MACHO CURIEL, of legal age, Spanish nationality, single, investment analyst, with address for these purposes at Zuatzu Kalea, number 7, Edificio Urola, Local nº1, Ground Floor, 20018 San Sebastián (Guipúzcoa). With D.N.I. and N.I.F. number 05.940.065-Q, in force and exhibited to me.------------------------

Mr. RICARDO ARJONA ANTOLÍN, of legal age, (born May 19, 1967) of Spanish nationality, businessman, married in regime of separation of goods in accordance with the established in article 1334 of the Civil Code, neighbor of 41005 Seville, with domicile in Villegas y Marmolejo street number 7, 6º A, with D.N.I. and N.I.F. number 28.885.881-C.---------------------------------------------------------------------------------

And Mr. PETER KHAYAT, of legal age, Lebanese nationality, single, financial consultant, with address at Zuatzu Kalea, number 7, Edificio Urola, Local nº1, Ground Floor, 20018 San Sebastián (Guipúzcoa). Provided with Residence Card and N.I.E. number Y5629675W, in force, which he exhibits to me.--------------------

And on the other hand: Mr. EMILIO PRIETO BEDOYA, of legal age, of Spanish nationality, single, with address for these purposes at Paseo de la Castellana number 259 Cm 28046 Madrid. With D.N.I. and N.i.F. number 72.034.312-Z, in force and exhibited to me.----------------------------------------------------------------------------

----------------------- INTERVENE:-------------------------------

1.- Mr. Pablo Gutierrez Gómez, on behalf of and representing as attorney-in-fact: ---------------------------------------------------------------------------------

a).- The spouses DON LUIS HILARIO GUERRA TRUEBA, bank employee and DOÑA PATRICIA CAROLINA CANTALAPIEDRA PUENTES, self-employed, both of legal age, married under the community property regime, neighbors of Valladolid, with domicile for these purposes at Alemania Street number 2, 3º dcha., with D.N.I. and N.I.F. numbers 12.397.729-Q and 12.373.756 D, respectively, in force.---------

Their legitimacy for this act results from the special power of attorney in their favor conferred by means of the deed granted on June 24, 2021, before the Notary Public of Valladolid, Mr. Javier Gómez Martínez, with number 3,807 of his protocol.

In relation to this power of attorney, I, the Notary Public, hereby state the following:---------------------------------------------------------------------------------

1º.- That an authorized electronic copy of the above-mentioned deed has been exhibited to me.------------------------------------------------------------

2º.- That the attorney-in-fact declares, under his responsibility, that the power of attorney has not been revoked, suspended or limited, that the capacity of the attorney-in-fact has not changed.-----------------------------------------------------

3º - I, the Notary, state for the record that in my opinion, the representative powers accredited are sufficient for the authorization of these minutes.

I, the Notary, expressly state for the record that I have complied with the obligation of identification of the beneficial owner imposed by Law 10/2010, of April 28th. To such effects, the aforementioned representative declares that his represented parties are the only real titleholders of all the declarations, acts, contracts and legal business contained in this public instrument.---------------------------------------------------------

b) - Mr. JORGE HERNÁNDEZ ESTEBAN, of legal age, Spanish nationality, single, telecommunications engineer, with address at Calle Secundino Zuazo, number 17, 8ºA, 28055 Madrid, holder of valid D.N.I. 2.640.923-V, in force.-----

His legitimacy for this act results from the power of attorney granted by virtue of public deed dated June 23, 2021, before the Notary Public of Madrid, Mr. José Luis Martínez-Gil Vich, under number 2,136 of his protocol.---------

In relation to this power of attorney, I, the Notary Public, hereby state the following:---------------------------------------------------------------------------------

1º.- That an authorized electronic copy of the above-mentioned deed has been exhibited to me.------------------------------------------------------------

That the attorney-in-fact declares, under his responsibility, that the power of attorney has not been revoked, suspended or limited, that the capacity of the attorney-in-fact has not changed.----------------------------------------------------------------

3º.- I, the Notary, state for the record that in my opinion, the accredited representative powers are sufficient for the execution of this deed.---------------

I, the Notary, expressly state that I have complied with the obligation of identification of the beneficial owner imposed by Law 10/2010, of April 28th. To such effects, the aforementioned representative declares that the represented party is the sole beneficial owner of all the declarations, acts, contracts and legal business contained in this public instrument.------------------------------------------------------------------

c) - The spouses: Mr. YAHIA EL-AMRANI BENTAHAR, telecommunications engineer and Mrs. MUNA AOUFI DAOUD, doctor, both of legal age, of Spanish nationality, married under Moroccan law, telecommunications engineer, residing at Calle Secundino Zuazo, number 17, 8ºA, 28055 Madrid. With valid D.N.I. and N.I.F. numbers 72.006.419-C and 54.348.284-C, respectively.---------------------------------------------

Their legitimacy for this act results from the power of attorney granted by virtue of public deed dated July 2, 2021, before the Notary Public of Madrid, Mr. José Luis Martínez-Gil Vich, under number 2,246 of his protocol.----------------------

In relation to this power of attorney, I, the Notary Public, hereby state the following:---------------------------------------------------------------------------------

1º.- That an authorized electronic copy of the above-mentioned deed has been exhibited to me.------------------------------------------------------------

2º.- That the attorney-in-fact declares, under his responsibility, that the power of attorney has not been revoked, suspended or limited, and that the capacity of the principal has not changed.-----------------------------------------------------------

3º.- I, the Notary, state for the record that in my opinion, the accredited representative powers are sufficient for the execution of this deed.---------------

I, the Notary, expressly state for the record that I have complied with the obligation of identification of the beneficial owner imposed by Law 10/2010, of April 28th. To such effects, the aforementioned representative declares that his principals are the sole beneficial owners of all the declarations, acts, contracts and legal transactions contained in this public instrument.---------------------------------------------------------

2.- Mr. Adrian Perez-Cistue Araujo in the name and representation as attorney-in-fact of: ------------------------------------------------------------------------

a).- Mr. EMILIO GUTIÉRREZ GÓMEZ, of legal age, of Spanish nationality, married in separation of property regime computer technical engineer, resident of Valladolid, with domicile for these purposes in Santiago Alba Street number 3, 2º D. With D.N.I. and N.I.F. number 70.882.858-D.---------------------------------------------------

His legitimacy for this act results from the special power of attorney in his favor conferred by means of the deed granted on July 21, 2.021, before the Notary Public of Valladolid, Mr. Javier Gómez Martínez, with the number 4.301 of the protocol order.

In relation to this deed of power of attorney, I, the Notary Public, state the following:---------------------------------------------------------------------------------

1º.- That an electronic authorized copy of the above-mentioned deed has been exhibited to me.------------------------------------------------------------

2º.- That the attorney-in-fact declares, under his responsibility, that the power of attorney has not been revoked, suspended or limited, and that the capacity of the principal has not changed.-----------------------------------------------------------

3º.- I, the Notary, state for the record that in my opinion, the accredited representative powers are sufficient for the execution of this deed.---------------

I, the Notary, expressly state for the record that I have complied with the obligation of identification of the beneficial owner imposed by Law 10/2010, of April 28th. To such effects, the aforementioned representative declares that his representative is the sole beneficial owner of all the declarations, acts, contracts and legal business contained in this public instrument.---------------------------------------------------------

b) - Of the Spanish company "CREUX ANÁLISIS ANÁLIS ESTRATÉGICOS, S.L.", with tax identification number B-37509817. number B-37509817, domiciled in Salamanca, calle Velázquez 4, 5º A, incorporated for an indefinite period of time by virtue of a deed authorized by the Notary Public of Madrid, Mr. Manuel de Cueto García, on August 29, 2011, with protocol order number 1835, and registered in the Mercantile Registry of Salamanca in volume 420, folio 191, sheet number SA-13991, entry 1.

The main activity of the company, as stated by the person appearing, is the provision of services, management and administration activities, educational, health, leisure and entertainment services, information technology, telecommunications and office automation, alternative energies, research, development and innovation, scientific and technical activities. --------------------------------------------------------------------

Its legitimacy for this act results from the special power of attorney in its favor conferred by the sole administrator of the company Mr. Emilio Gutierrez Gomez, by means of the deed granted on July 21, 2.021, before the Notary Public of Valladolid, Mr. Javier Gómez Martínez, with the number 4.300 of the protocol order.

1º.- That an authorized electronic copy of the aforementioned deed has been exhibited to me.-------------------------------------------------------------------------

2º.- That the attorney-in-fact declares, under his responsibility, that the power of attorney has not been revoked, suspended or limited, and that the capacity of the principal has not changed.-----------------------------------------------------------

3º.- I, the Notary, state for the record that in my opinion, the accredited representative powers are sufficient for the execution of this deed.---------------

I, the Notary, hereby state that I have complied with the obligation to identify the beneficial owner (person with a percentage of more than twenty-five percent of the share capital), by means of the deed of manifestations authorized on April 9, 2012, before the Notary Public of Madrid Mr. Pedro Contreras Ranera, under number 397 of the protocol order, and state that everything indicated therein has not undergone any variation. Consultation of the database of real ownership, I verify that the real owner coincides with the declared in the above mentioned deed.--------------------------

3.- Mr. Ricardo Arjona Antolín, in his own name and right.

4.- Mr. Jose Pellicer España on behalf and representation of the company "FLOEMA BIOTEC, S.L.", with C.I.F. number B-86643749. number B-86643749, domiciled in Madrid, calle Padilla 40, 4º Centro, incorporated for an indefinite period of time by virtue of a deed authorized by the Notary Public of Madrid, Mr. Ángel Benítez-Donoso Cuesta, on January 24, 2013, with protocol order number 56, and registered in the Mercantile Registry of Madrid in volume 30887, folio 1, section 8ª, sheet number M-555914, entry 1ª.

The main activity of the company, according to its representative, is the provision of services, management and administration activities; educational, health, leisure and administration services; IT, telecommunications and office automation; alternative energies; research, development and innovation; and scientific and technical activities. ---------------------------------------------------------------------------------

Its legitimacy for this act results from the public deed dated June 22, 2021 authorized before the Notary Public of Madrid Mr. Eduardo Hijas Cid, under number 648 of his protocol.----------------------------------------------------------------------

1º.- That the authorized copy of the aforementioned deed has been exhibited to me.---------------------------------------------------------------------------------

2º.- That the attorney-in-fact declares, under his responsibility, that the power of attorney has not been revoked, suspended or limited, and that the capacity of the principal has not changed.-----------------------------------------------------------

3º.- I, the Notary, declare that in my opinion, the accredited representative powers are sufficient for the execution of this deed. ------------------------

I, the Notary, hereby declare that I have complied with the obligation to identify the beneficial owner (person with a percentage of more than twenty-five percent of the share capital), by means of the record of declarations authorized by the Notary of Madrid, Mr. Eduardo Hijas Cid, on June 22, 2.021, under number 647 of the protocol order, and declare that everything indicated therein has not undergone any variation. Consultation of the database of real ownership, I verify that the real owner coincides with what is stated in the said deed.--------------------------------------------------------------------

5- Mr. Adrián Macho Curiel, in name and representation as attorney-in-fact, of the Spanish company called "INVEREADY BIOTECH III, S.C.R., S.A.", with C.I.F. number A-88139399, with address in Zuatzu Kalea, number 7, Edificio Urola, Local nº1, Ground Floor, 20018 San Sebastián (Guipúzcoa), constituted with a duration of ten years by means of the deed granted on June 8, 2.018, before the Notary of Barcelona Mr. Jaime Agustin Justribo, with the number 2. 253 of protocol order; registered in the Mercantile Registry of San Sebastian, in volume 2.961, folio 169, section 8ª, sheet number SS-43.025, inscription 1ª and in the Special Registry of Venture Capital Companies at the National Securities Market Commission (Comisión Nacional del Mercado de Valores).

The corporate purpose of the company, according to its representative, is that of a venture capital company.------------------------------------------------

Its legitimacy for this act results from the power of attorney in its favor conferred by agreement adopted by the Board of Directors of the company at its meeting held on July 17, 2002, which was made public by means of the deed granted on July 22, 2002, before the Notary Public of Barcelona, Mr. Jaime Agustín Justribó, under number 1,548 of the protocol order.--------------------------------------------------------------

In relation to this deed of power of attorney, I, the Notary, state the following:

1º.- That the authorized copy of the above-mentioned deed has been exhibited to me.---------------------------------------------------------------------------------

2º.- That the attorney-in-fact declares, under his responsibility, that the power of attorney has not been revoked, suspended or limited, and that the capacity of the attorney-in-fact has not changed.--------------------------------------------------

3º.- I, the Notary, state for the record that in my opinion, the accredited representative powers are sufficient for the execution of this deed.---------------

I, the Notary, state for the record that I have complied with the obligation to identify the beneficial owner (person with a percentage of more than twenty-five percent of the share capital), by means of a deed of manifestations authorized on June 8, 2008, before the Notary Public of Barcelona Mr. Jaime Agustín Justribó, with the number 1,254 of the protocol order, stating that his representative has not modified the content of the same. Having consulted the database of real ownership, I verify that the real owner coincides with what is stated in the said deed.------------------------------------------------

6.- Mr. Peter Khayat, in name and representation as attorney-in-fact, of the Spanish company called "INVEREADY BIOTECH III PARALLEL, S.C.R., S.A.", A-88264130, with domicile in Zuatzu Kalea, number 7, Edificio Urola, Local nº1, Ground Floor, 20018 San Sebastián (Guipúzcoa), constituted with a duration of ten years by means of the deed granted on November 12, 2. 018, before the Notary of Barcelona Mr. Jaime Agustin Justribó, with the number 2.427 of protocol order; registered in the Mercantile Registry of San Sebastian, in the volume 2.963, folio 1, section 8ª, sheet number Ss-43-031, inscription 1ª.---------------------------------------------------------------

The corporate purpose of the company, according to its representative, is that of a venture capital company.------------------------------------------------

Its legitimacy for this act results from the power of attorney in its favor conferred by the Board of Directors of the company in its meeting held on July 17, 2.021, elevated to public by means of the deed granted on July 22, 2.021, before the Notary Public of Barcelona Mr. Jaime Agustín Justribó, with the number 1.549 of the protocol order.

In relation to this deed of power of attorney, I, the Notary, state the following:

1º.- That the authorized copy of the above-mentioned deed has been exhibited to me.---------------------------------------------------------------------------------

2º.- That the attorney-in-fact declares, under his responsibility, that the power of attorney has not been revoked, suspended or limited, and that the capacity of the attorney-in-fact has not changed.--------------------------------------------------

3º - I, the Notary Public, hereby state that in my opinion, the representative powers accredited are sufficient for the execution of this deed.----------

I, the Notary, hereby state for the record that I have complied with the obligation to identify the beneficial owner (person with a percentage of more than twenty-five percent of the share capital), by means of a record of declarations authorized on November 12, 2008, by the Notary Public of Barcelona Mr. Jaime Agustín Justribó, with the number 2,428 of the protocol order, and his representative declares that the content of the same has not been modified. Having consulted the database of real ownership, I verify that the real owner coincides with what is stated in the said deed.---------------------

7.- Mr. Emilio Prieto Bedoya, in the name and representation, as attorney-in-fact of the company "DYADIC INTERNATIONAL (USA), INC", with identification number (EIN) 65-0645993, domiciled at 140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida 33477, USA, duly constituted in accordance with the laws of the State of Florida and provided with Spanish C.I.F. number N4008645F.----------------------------------

The main activity of the company, according to its representative, is the development of biotechnology activities.-----------------------------------------------

Its legitimacy for this act results from the special power of attorney in its favor conferred by Mr. Mark Emalfarb, as representative of the company, on July 6, 2021, before the Notary of the city of Florida, United States, Mr. Palm Beach County, Florida, Mr. Heidi Zosiak, a duly apostilled copy of which I have before me. -------

In connection with this power of attorney, I, the Notary, hereby state:

1º.- That he has exhibited to me the aforementioned power of attorney, which is written in English, a language with which I am familiar in all pertinent aspects.

That the attorney-in-fact declares, under his responsibility, that the power of attorney has not been revoked, suspended or limited, and that the capacity of the principal has not changed.---------------------------------------------------------------------

2º.- I, the Notary, state that in my opinion, the accredited representative powers are sufficient for the authorization of the present deed.---------------

I, the Notary, state for the record that I have complied with the obligation to identify the beneficial owner (person with a percentage of more than twenty-five percent of the share capital), by means of a deed of manifestations authorized on June 30, 2007, before the Notary Public of Madrid Mr. Ignacio Martínez-Gil Vich, under number 986 of the protocol order, and his representative declares that the content of the same has not been modified. Having consulted the database of real ownership, I verify that the real owner coincides with what is stated in said deed.----------------------------------------------

In my opinion, the parties, as they intervene, have sufficient legal capacity to formalize the present deed of PURCHASE AND SALE OF SHARES and, to that effect,

-------------------------------- EXHIBIT: -------------------------

I.- That the company "DYADIC INTERNATIONAL (USA), INC.", is the holder in full ownership and by the title to be stated of ten million seven hundred and seven thousand seven hundred and fifty (10,707,750) shares, numbers 49,985,001 to 60,692,750, both inclusive, of one (0.01) cent nominal value each of the company "BIOTECHNOLOGY DEVELOPMENTS FOR INDUSTRY, S.L." with CIF number B-47729934; domiciled in Valladolid, Avenida de Francisco Vallés number 8; incorporated for an indefinite period of time, by means of a deed authorized on September 22, 2014, by the Notary Public of Madrid Mr. Jorge Prades López, with protocol number 789, registered in the Commercial Registry of Valladolid in volume 1,477, folio 91, page number VA-27,242.

Its corporate purpose is that of a holding company.-------

TITLE: The aforementioned shares belong to the company by Deed of Capital Increase dated June 30, 2017, executed before the Notary Public of Madrid, Mr. Jose Luis Martinez Gil Vich, under protocol number 1,814.------------------------------

This transfer has been authorized by the Extraordinary and Universal General Shareholders' Meeting held on July 26, 2021, as shown in the certification exhibited to me, issued on July 26, 2021, by the Non-Director Secretary of the Board of Directors of the Company, Mr. Borja Díaz-Guerra Heredero, with the approval of its Chairman, Mr. Ricardo Arjona Antolín.--------------------------------------------------------------

CHARGES: The representative of the company "DYADIC INTERNATIONAL (USA), INC", declares that the referred shares of its ownership are free of charges and encumbrances.-------------------------------------------------------------

II. That the parties hereto, on this date, have executed before me a notarial deed of deposit under protocol number by virtue of which they have requested me to release the price corresponding to the present sale and purchase immediately after its execution.

III.- That the parties, as intervening, have agreed the purchase and sale of the referred shares, which are carried into effect by this deed, in accordance with the following,

--------------------------- PROVISIONS:--------------------------

FIRST.- The company "DYADIC INTERNATIONAL (USA), INC", through its representative in this act, SELLS AND TRANSFERS to CREUX ANÁLISIS ANÁLIS ESTRATÉGICOS, S.L., EMILIO GUTIÉRREZ GÓMEZ, RICARDO ARJONA ANTOLÍN, LUIS HILARIO GUERRA TRUEBA, FLOEMA BIOTEC, S.L., JORGE HERNÁNDEZ ESTEBAN, YAHIA EL-AMRANI, INVEREADY BIOTECH III, S.C.R., S.A. and INVEREADY BIOTECH III PARALLEL, S.C.R., S.A., that PURCHASE AND ACQUIRE, (10,707,750) shares, numbers 49,985,001 to 60,692,750, both inclusive, of one (0.01) cents of nominal value each of the company "BIOTECHNOLOGY DEVELOPMENTS FOR INDUSTRY, S.L.", fully paid up, with all that is accessory and inherent thereto, and free of all charges, encumbrances, encumbrances, liens and pledges as indicated below:------------

MR. YAHIA EL-AMRANI, ACQUIRES 171,908 shares, numbered from 49,985,001 to 50,156,908, both inclusive, owned by Dyadic International (USA), Inc. for a total price of TWENTY THO THOUSAND EUROS (20,000.00 Euros).--------

MR. JORGE HERNÁNDEZ ESTEBAN, ACQUIRES 362,726 shares, numbered from 50,156,909 to 50,519,634, both inclusive, owned by Dyadic International (USA), Inc. for a total price of FORTY TWO THO THOUSAND TWO HUNDRED EUROS (42,200 Euros).---------------------------------------------------------------------------------

The company FLOEMA BIOTEC, S.L., ACQUIRES 156,436 shares, numbered from 50,519,635 to 50,676,070, both inclusive, owned by Dyadic International (USA), Inc. for a total price of EIGHTEEN THOUSAND TWO HUNDRED EUROS (18,200.00 €).

Mr. LUIS HILARIO GUERRA TRUEBA, ACQUIRES 171.908 shares, numbered from 50.676.071 to 50.047.978, both inclusive, owned by Dyadic International (USA), Inc. for a total price of TWENTY THO THOUSAND EUROS (20.000,00 €).

Mr. EMILIO GUTIÉRREZ GÓMEZ, ACQUIRES 61.887 shares, numbered from 50.847.979 to 50.909.865, both inclusive, owned by Dyadic International (USA), Inc. for a total price of SEVEN THOUSAND TWO HUNDRED EUROS (7.200,00 €).

Mr. RICARDO ARJONA ANTOLÍN, ACQUIRES 362,726 shares, numbered from 50,909,866 to 51,272,591, both inclusive, owned by Dyadic International (USA), Inc. for a total price of FORTY TWO THO THOUSAND TWO HUNDRED EUROS (42,200.00 €).

CREUX ANÁLISIS ESTRATÉGICOS, S.L., ACQUIRES 362,726 shares, numbered from 51,272,592 to 51,635,317, both inclusive, owned by Dyadic International (USA), Inc. for a total price of FORTY TWO THO THOUSAND TWO HUNDRED EUROS (42,200.00 €).---------------------------------------------------------------------------------

INVEREADY BIOTECH III, S.C.R., S.A., ACQUIRES 7,547,861 shares, numbered from 51,635,318 to 59,183,178, both inclusive, owned by Dyadic International (USA), Inc. for a total price of EIGHT HUNDRED AND SEVENTY-EIGHT THOUSAND ONE HUNDRED AND TWENTY SEVEN EUROS AND NINETY-NINE CENTS (878,127.99 €).

INVEREADY BIOTECH III PARALLEL, S.C.R., S.A. ACQUIRES 1,509,572 shares, numbered from 59,183,179 to 60,692,750, both inclusive, owned by Dyadic International (USA), Inc. for a total price of ONE HUNDRED SEVENTY-FIVE THOUSAND SIX HUNDRED TWENTY-FIVE EUROS AND SIXTY CENTS (175,625.57 €).--

SECOND.- The price of the sale and purchase is ONE MILLION TWO HUNDRED AND FORTY-FIVE THOUSAND SEVEN HUNDRED AND FIFTY-THREE THOUSAND EUROS AND FIFTY-SIX CENTS (1,245,753.56 €).----------------------------------

THIRD.- I, the Notary, once this Deed has been executed, will make the payment of the total price of the sale and purchase to the selling party by means of a bank transfer to the SWIFT account number SNTRUS3AXXX number 1000090561274, owned by the selling party, all in accordance with the terms and conditions set forth in the notarial deposit deed executed on this date by me under the protocol number by virtue of which I accepted the request of the purchasing parties and the selling party to release the funds corresponding to this sale and purchase of shares.-----------------------------------

Once the transfer has been made, I will leave a copy of said transfer incorporated in this deed.--------------------------------------------------------------------

FOURTH.- A form model D-1B is hereby executed, corresponding to the declaration of the liquidation of the foreign investment made by the company "DYADIC INTERNATIONAL (USA), INC", leaving attached to this deed said form duly completed and presented at the corresponding registry.

FIFTH.- The expenses arising from this deed shall be borne by the purchaser.

SIXTH.- The parties hereto declare that they will communicate the present transfer to the administrative body of the company, in order to be recorded in the Register of Shareholders, as provided for in the Capital Companies Act.---

SEVENTH.- The transfer carried out by means of this deed is exempt from the payment of the Transfer Tax and Documented Legal Acts (Art.314 RDL 4/2015 of 23 October 2015, which approves the Consolidated Text of the Securities Market Law).

PROTECTION OF PERSONAL DATA:--------------------------

In accordance with the provisions of the European General Data Protection Regulation, it is hereby informed that the personal data of the intervening parties will be processed by the authorizing Notary, whose contact details appear in this document. The data will be processed for the purpose of performing the functions inherent to the notarial activity and for billing and client management, for which purpose they will be kept for the periods provided for in the applicable regulations and, in any case, for as long as the relationship with the interested parties is maintained. ----------

The basis of the processing is the performance of notarial public functions, which requires the data to be provided to the Notary and would otherwise prevent his intervention. The communications foreseen in the Law will be made to the Public Administrations and, if applicable, to the Notary who succeeds the current Notary in the position.

Participants have the right to request access to their personal data, its rectification, deletion, portability and limitation of its processing, as well as to oppose its processing. In the event of any violation of rights, a complaint may be lodged with the Spanish Data Protection Agency (Agencia Española de Protección de Datos). If data of persons other than the participants are provided, they must have previously informed them of all the provisions of Article 14 of the GDPR.------------------------------------------------

This is so stated and granted by the parties, to whom I make the legal reservations and warnings, especially and for tax purposes I warn of the tax obligations and responsibilities incumbent on the parties in their material, formal and sanctioning aspect, and of the consequences of all kinds that would result from the inaccuracy of their declarations.----------------------------------------------------------------

I comply with the requirement of the reading in the manner provided for in Article 193 of the Notarial Regulations; after the reading, I attest that the participants declare that they have been informed of the content of the public instrument and give their free consent to this content, signing with me, Notary.-----------------------------

I, Notary, WITNESS:-----------------------------------------------

a) That I have identified the parties by means of their identity documents, as stated in the appearance, which have been exhibited to me.-------------

b) That the parties, in my opinion, have capacity and are legitimized for the present execution.--------------------------------------------------------------------

c) That the consent of the grantors has been freely given.

d) That the grant is in accordance with the legality and the free and duly informed will of the parties.----------------------------------------------------------

e) That the present public instrument is drawn on thirteen sheets of paper of exclusive use for notarial documents, series GA, numbers the present and the twelve previous ones in correlative order, which I sign, sign and countersign, of whose adequacy and complete content I attest.

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